Exhibit 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Coca-Cola Company (the "Company") on Form 10-Q for the period ending March 31, 2003 (the "Report"), I, Douglas
N. Daft, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)   to my knowledge, the Report fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/ Douglas N. Daft
                                         ---------------------------------
                                         Douglas N. Daft
                                         Chairman of the Board of Directors and
                                         Chief Executive Officer
                                         April 25, 2003





A signed original of this written statement required by Section 906 has been provided to The Coca-Cola Company and will be retained by The Coca-Cola Company and furnished to the Securities and Exchange Commission or its staff upon request.